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                                                                    EXHIBIT 23.3



                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of Veritas DGC Inc. on Form S-3 of our report dated October 10, 1996, appearing in the Annual Report on Form 10-K of Veritas DGC Inc. for the year ended July 31, 1996. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


DELOITTE & TOUCHE LLP

Houston, Texas
August 30, 1999